Exhibit 10.29

INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT (this “Agreement”), is made as of this 24th day of October, 2007, by LAMMOT J. DU PONT and HOSSEIN FATEH (“Indemnitors”) for the benefit of DUPONT FABROS TECHNOLOGY, INC., a Maryland corporation, and DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership (the “OP”) (collectively, the “Indemnitees”).

W I T N E S S E T H:

WHEREAS, Grizzly Ventures LLC, a Delaware limited liability company (“Grizzly Ventures”) owns certain real property located in Ashburn Corporate Center, Ashburn, Virginia improved with a data center facility known as ACC4 (“ACC4”);

WHEREAS, Grizzly Equity LLC, a Delaware limited liability company (“Grizzly Equity”) is the sole member of Grizzly Ventures and Grizzly Interests LLC, a Delaware limited liability company (“Grizzly Interests”) is the sole member of Grizzly Equity;

WHEREAS, pursuant to the Agreement and Plan of Merger dated as of August 9, 2007 between Grizzly Interests and the Indemnitees, Grizzly Interests is to be merged with and into the OP with the OP surviving;

WHEREAS, Indemnitors are principal owners of Grizzly Interests;

WHEREAS, to induce Indemnitees to proceed with the aforementioned merger, Indemnitors have agreed to provide this Agreement for Indemnitees’ benefit.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitees, by their acceptance of delivery hereof, and Indemnitors hereby agree as follows:

1.    Indemnity Agreement.    Indemnitors, each jointly and severally, covenant and agree, at their sole cost and expense, to indemnify, and hold the Indemnitees harmless against and from any and all civil penalties and charges (“Indemnified Costs”) which may at any time be imposed upon, incurred by or assessed against the Indemnitees by the Virginia Department of Environmental Quality (“DEQ”) directly arising out of or resulting from DEQ’s factual observations cited in that certain notice of violation dated October 5, 2007 issued by DEQ with respect to ACC4, together with reasonable attorneys’ fees and disbursements incurred in the collection of the Indemnified Costs.

2.    Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed by one instrument so that the joint and several liability of each of the undersigned hereunder shall be unaffected by the failure of any of the undersigned to execute any or all of the said counterparts.

3.    Notices.    Whenever under this Agreement it becomes necessary to give notice, such notice shall be in writing, signed by the party or parties giving or making the same, and shall be served on the person or persons for whom it is intended or who should be advised or notified, by Federal Express or other similar overnight service or by certified or registered mail, return receipt requested, postage prepaid and addressed to such party at the address set forth below or at such other address as may be designated by such party by like notice:

Indemnitees:	DuPont Fabros Technology, L.P.
1212 New York Avenue, N.W., Suite 900
Washington, D.C. 20005
Attention: Hossein Fateh

Indemnitors:	Lammot J. du Pont
Hossein Fateh
1212 New York Avenue, N.W., Suite 900
Washington, D.C. 20005

4.    Amendments.    No provision of this Agreement may be changed, waived, discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

5.    Effect.    Except as herein provided, this Agreement shall be binding upon each of the Indemnitors and their respective successors, successors-in-title and assigns, and shall inure to the benefit of the Indemnitees, and their respective successors and assigns, provided, however, that this Agreement shall terminate and be of no further force and effect upon the sale, conveyance or other transfer of ACC4, or substantially all of the interests in ACC4 by the OP or any of its affiliates.

6.    GOVERNING LAW; CONSENT TO JURISDICTION.    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

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IN WITNESS WHEREOF, Indemnitors have caused this Agreement to be executed under seal as of the day and year fist written above.

INDEMNITORS:

/s/ Lammot J. du Pont
Lammot J. du Pont

/s/ Hossein Fateh
Hossein Fateh

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